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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)  December 15, 2005

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

               0-556                                     68-0365195
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       (Commission File Number)                (IRS Employer Identification No.)

200 Vernon Street, Roseville, California                   95678
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(Address of Principal Executive Offices)                (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         (a)(1) SureWest Communications ("Company") and Steven C. Oldham ("Oldham") entered into the Steven C. Oldham Employment Agreement ("Agreement") dated as of December 15, 2005. A copy of the Agreement is filed with this report as Exhibit 99.1. Brian H. Strom ("Strom"), the Company's President and Chief Executive Officer, and Jay B. Kinder ("Kinder"), Senior Vice President and Chief Operating Officer of the Company's subsidiaries SureWest Telephone and SureWest Directories, are parties to letter agreements dated December 15, 2005. Copies of the agreements with Strom and Kinder are filed with this report as Exhibit 99.2 and 99.3 respectively.

         (2) The material terms and conditions of Oldham's employment agreement with the Company, including without limitation his duties, board membership, obligations, at-will employment, term, base salary, annual and long-term incentives, relocation benefit, termination and severance, are set forth in the document entitled "Summary of Terms of Oldham Employment Agreement (the "Summary"), which is filed with this report as Exhibit 99.4 and incorporated herein by reference.

                  In addition, the Company and Oldham have entered into a change in control agreement. The agreement will be in effect during Oldham's employment by the Company. A "change in control of the Company" generally means (i) the acquisition by a third party of 20% or more of the Company's common stock, (ii) a merger or consolidation of the Company in which the Company does not survive as an independent public company, or (iii) a partial or complete liquidation of the business for which the executive's services are performed. For payments to be owed under the agreement, there must be a change in control of the Company and a "constructive termination" of Oldham's employment (meaning generally a decrease in compensation, change in job title or a reduction in job responsibility or a geographical relocation). If there is a change in control of the Company, and a subsequent constructive termination, Oldham is entitled to a severance benefit equal to three times the sum of his annual compensation and benefits received in the period prior to the separation, and the continuation of insurance and medical benefits for Oldham and his family for three years. The form of change in control agreement is filed with this report as Exhibit 99.5.

                  The letter agreement with Strom provides for his continued service as an employee of the Company between January 1, 2006 and March 31, 2006, and as a consultant to the Company for the one-year period beginning April 1, 2006. As an employee, Strom will be paid $20,000 per month. During the one-year consulting period, Strom will be paid $10,000 per month. In addition, the Company will pay on Strom's behalf the amount of any COBRA payments through March 2007.

                  The letter agreement with Kinder confirms Kinder's retirement as an employee effective December 31, 2005, and provides for his continued service as a consultant to the Company for the one-year period beginning January 1, 2006. During the one-year consulting period, Kinder will be paid $5,000 per month. In addition, the Company will pay on Kinder's behalf the amount of any COBRA payments through December 2006.

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SECTION 5         CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On December 16, 2005, the Company issued a press release announcing the appointment of Steven C. Oldham as President and Chief Executive Officer of the Company, effective January 1, 2006, a copy of which is filed with this report as Exhibit 99.6. Brian H. Strom, the Company's current President and Chief Executive Officer, will remain as President and Chief Executive Officer of the Company until his retirement as an executive officer on December 31, 2005, and thereafter will continue to serve as an employee until March 31, 2006. Strom will provide consulting services during the one-year period beginning April 1, 2006. Jay B. Kinder, Senior Vice President and Chief Operating Officer of the Company's subsidiaries SureWest Telephone and SureWest Directories will retire effective December 31, 2005, and will provide consulting services during the one-year period beginning January 1, 2006.

         (c)(1) On December 15, 2005, Oldham accepted the offer of the Board of Directors of the Company to serve as the Company's President and Chief Executive Officer, effective as of January 1, 2006.

            (2) Oldham, 55, has served as a member of the Company's Board of Directors since January 2004, and has been Chair of the Board's Audit Committee since June 2004. He retired from Sierra Pacific Resources, a Nevada utility holding company, in 2002 as Senior Vice President, Energy Supply, after a 26-year career during which he held various positions in its accounting, finance and regulatory departments. From 1999 to 2001, he served as Senior Vice President, Corporate Development and Strategic Planning. Oldham's prior management positions included Vice President, Transmission Business Group and Strategic Development; Vice President, Information Resources, Corporate Redesign and Merger Transactions; and Vice President, Regulation and Treasurer. After retiring from Sierra Pacific Resources, Oldham served as a consultant to The Brattle Group, which provides consulting services and expert testimony on economic, finance, regulatory and strategic issues in various industries.

            (3) The material terms and conditions of Oldham's employment agreement with the Company, including without limitation his duties, board membership, obligations, at-will employment, term, base salary, annual and long-term incentives, relocation benefit, termination and severance, are set forth in the Summary, which is filed with this report as Exhibit 99.4 and incorporated herein be reference.

                  In addition, the Company and Oldham have entered into a change in control agreement. The agreement is in effect during Oldham's employment by the Company. A "change in control of the Company" generally means (i) the acquisition by a third party of 20% or more of the Company's common stock, (ii) a merger or consolidation of the Company in which the Company does not survive as an independent public company, or (iii) a partial or complete liquidation of the business for which the executive's services are performed. For payments to be owed under the agreement, there must be a change in control of the Company

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and a "constructive termination" of Oldham's employment (meaning generally a decrease in compensation, change in job title or a reduction in job responsibility or a geographical relocation). If there is a change in control of the Company, and a subsequent constructive termination, Oldham is entitled to a severance benefit equal to three times the sum of his annual compensation and benefits received in the period prior to the separation, and the continuation of insurance and medical benefits for Oldham and his family for three years. The form of change in control agreement is filed with this report as Exhibit 99.5.

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         Exhibit 99.1 Steven C. Oldham Employment Agreement dated as of December 15, 2005, between SureWest Communications and Steven C. Oldham.

         Exhibit 99.2 Letter Agreement dated December 15, 2005, between SureWest Communications and Brian H. Strom.

         Exhibit 99.3 Letter Agreement dated December 15, 2005, between SureWest Communications and Jay B. Kinder.

         Exhibit 99.4      Summary of Terms of Oldham Employment Agreement.

         Exhibit 99.5      Change in Control Letter Agreement dated
                           December 15, 2005.

         Exhibit 99.6      Press Release dated December 16, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUREWEST COMMUNICATIONS

Date: December 16, 2005                By: /s/ Brian H. Strom
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                                           President and Chief Executive Officer